UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8 – K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 22, 2004

Commission file number 0-18307

NORTHLAND CABLE PROPERTIES EIGHT LIMITED PARTNERSHIP

(Exact name of registrant as specified in its charter)

STATE OF WASHINGTON	91-1423516

(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

101 STEWART STREET, SUITE 700 SEATTLE, WASHINGTON	98101

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (206) 621-1351

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.

Yes ☑ No ☐

Item 7. Financial Statements and Exhibits
SIGNATURES
EXHIBIT 99.3

NORTHLAND CABLE PROPERTIES EIGHT LIMITED PARTNERSHIP

Item 7. Financial Statements and Exhibits

Exhibit No.	Description
99.3	Letter to limited partners regarding efforts in soliciting purchase offers from qualified buyers dated June 22, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NORTHLAND CABLE PROPERTIES EIGHT LIMITED PARTNERSHIP
	By:	NORTHLAND COMMUNICATIONS CORPORATION
(Managing General Partner)

Date: 6-21-04	By:	/s/ GARY S. JONES
Gary S. Jones
(President)